UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Northern Trust Corporation (the “Corporation”) recently took several actions to eliminate cumulative voting to allow for adoption of a majority vote standard in the election of directors. On April 18, 2006, the Corporation amended its Restated Certificate of Incorporation by deleting ARTICLE FIFTH, Section 3, captioned “Cumulative Voting.” The amendment was approved by the Corporation’s stockholders at the 2006 annual meeting of stockholders, as recommended by the Board of Directors of the Corporation.

On April 18, 2006, the Board of Directors of the Corporation amended the By-laws of the Corporation by deleting ARTICLE I, Section 1.7, captioned “Cumulative Voting,” and replacing it with a new Section 1.7, captioned “Majority Vote Required.” New Section 1.7 provides that in all uncontested elections of directors of the Corporation (i.e., an election where the only nominees are those recommended by the Board), a nominee must receive the affirmative vote of a majority of the votes present and voting at a meeting of stockholders in order to be elected as a director. It further provides that in all contested elections of directors of the Corporation, the affirmative vote of a plurality of the votes present and voting is required to elect a director.

The Board also amended, effective April 18, 2006, the Corporate Governance Guidelines of the Corporation to add a new Section B (with all succeeding Sections appropriately re-lettered) to require an incumbent director who fails to receive the affirmative vote of a majority of the votes present and voting in an uncontested election at a meeting of stockholders to submit his or her resignation, with such resignation to be considered by the members of the Corporate Governance Committee and the Board other than such incumbent director.

The descriptions of the foregoing amendments to the Corporation’s Restated Certificate of Incorporation, By-laws and Corporate Governance Guidelines are qualified in their entirety by reference to the full text of such amended documents, copies of which are attached hereto as Exhibits 3.1, 3.2 and 99.1, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Restated Certificate of Incorporation, as amended through April 18, 2006

3.2	By-laws, as amended through April 18, 2006

99.1	Corporate Governance Guidelines, as amended through April 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION (Registrant)

Date: April 19, 2006	By:	/s/ WILLIAM A. OSBORN
William A. Osborn
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Restated Certificate of Incorporation, as amended through April 18, 2006

3.2	By-laws, as amended through April 18, 2006

99.1	Corporate Governance Guidelines, as amended through April 18, 2006